EX-99.28(e)(2)

FEF Distributors, LLC

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(212) 698-3000

FIRST EAGLE FUNDS

SELLING GROUP AGREEMENT

As Distributor and principal underwriter of the Shares (the “Shares”) of beneficial interest of First Eagle Funds, a Delaware statutory trust (the “Fund”), and the series thereof as set forth in Exhibit A hereto, FEF Distributors, LLC, invites you to join a selling group for the distribution of the Shares of the Fund. As exclusive agent of the Fund, we offer to sell you Shares on the following terms:

1.     Orders received from you will be accepted only at the public offering price per share applicable to each order, as described in the then current Prospectus(es) and Statement of Additional Information of the Fund (the “Prospectus”). Acceptance of orders shall be subject to all provisions of the Prospectus, including the applicable minimum and the Fund’s right to decline to accept any order, and to the terms and conditions set forth herein. No conditional orders will be accepted. As Distributor of the Shares, we shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the distribution of such Shares. The procedures relating to the handling of orders shall be subject to instructions that we shall forward to you from time to time.

2.     Each series of the Fund currently issues multiple classes of Shares as reflected in the Prospectus. In the future, the Fund may create additional series and classes of Shares. The Prospectus will be revised to reflect the creation of any such additional series and classes of Shares. This Agreement is applicable to the distribution of any and all Shares, whether of a series or class currently issued or issued in the future. The creation of any series or class of Shares of the Fund in the future will not affect the terms of this Agreement with respect to any existing series or class of Shares, and will not constitute an amendment or modification to this Agreement. The sales charges and dealer concessions applicable to sales of Shares by you which are accepted by us shall be as set forth in the Prospectus. For the payment of asset based sales charges and service fees, as set forth in the Prospectus and/or in accordance with any distribution plan or plans adopted for the Fund by its Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to any class of Shares of any series, you will assist us in providing services to your customers who may, from time to time, directly or beneficially own Shares, including, but not limited to, distributing (or causing to be distributed) prospectuses, sales literature, advertising and promotional material, answering routine customer inquiries regarding the Fund, assisting customers in effecting administrative changes, such as, changing dividend options, account designations and addresses, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and distributions automatically in Shares and providing such other information and services as the Fund or customer may reasonably request.

3.     All fees, concessions or commissions payable to you shall be in accordance with the then current Prospectus. You understand that all fees and concessions relating to the Shares, including any Rule 12b-1 fees applicable to any series or class of Shares, shall be payable to you only if and to the extent that such fees, concessions, or commissions are actually received by us from the Fund. Any sales commission due upon a sale of Shares, as set forth in the Prospectus, shall be payable only upon the Fund’s receipt of the full public offering price of Shares in New York clearing house funds, and we shall have no obligation to make any disbursement thereof to you until after receipt of New York clearing

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house funds by or for the Fund. We reserve the right at any time without notice to modify, suspend or terminate such payments hereunder. All such payments shall be subject to our continued authority to distribute the Shares and the Fund’s authority to terminate or modify its Agreements with us.

4.      You shall have the option of placing orders for Shares through the Transfer Agent as set forth in the Prospectus or through the National Securities Clearing Corporation’s (“NSCC”) system and facilities. Payment for Shares purchased through the Transfer Agent shall be made to the Transfer Agent on or before the settlement date specified in the applicable confirmation, and as set forth in the Prospectus. Payment for Shares purchased through the NSCC shall be made through the NSCC’s systems and facilities If such payment is not received or payment is not valid, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to resell the Shares on your behalf to the Fund at the prevailing repurchase price. In this event or in the event you cancel the trade for any reason, you agree to be responsible for any Fund Dilution resulting from your failure to make payment as aforesaid. When used herein, the term “Fund Dilution” shall mean any detrimental financial impact to the Fund, if any, resulting from the cancelled Share purchase transaction. You shall not be entitled to any benefit, whether by offset or otherwise, resulting from any increase in the asset value of Shares, payment for which has not been received by us.

5.     By accepting this Agreement you agree that:

a.     You will order Shares only from us and our designated agents. All such purchases shall be made only to cover purchase orders already received from your customers or for your own bona fide investment.

b.     You will not delay in placing orders received from your customers so as to profit yourself as a result of such delay, you will place orders for purchases and redemptions promptly upon receipt from your customers, and you will comply with our policy regarding late trading, as the same is set out in the Prospectus (and may be changed from time to time to comply with applicable law or otherwise). You must maintain appropriate documentation as to the timing of order instructions and make the same available to us upon our reasonable request at any time within six years following the date of such order.

c.     You will not purchase Shares from your customers at a price lower than the bid price then quoted by or for the Fund. You may, however, sell Shares for the account of your customer or to us as agent for the Fund, at the bid price currently quoted by or for the Fund and charge your customer a fair commission for handling the transaction. Each party represents that it has and will maintain policies and procedures to detect and prevent market timing transactions that contravene the restriction or prohibition on market timing, if any, as found in the then current Fund’s Prospectus, and each party will reasonably cooperate with the other in this regard.

d.     Applicable selling commissions and concessions are based on the amount of the sale, as set forth in the Prospectus of the Fund as amended periodically. All commissions and concessions are subject to change without notice by us and will comply with any changes in regulatory requirements. You agree that you will not combine customer orders to reach breakpoints in commissions for any purposes whatsoever unless authorized by the Prospectus.

6.     By opening an omnibus account for any series or class of Shares of the Fund, you thereby represent, warrant and covenant that you will accurately perform the necessary sub-accounting functions, including properly computing and remitting applicable contingent deferred sales charges and any conversions or exchanges of a series or class of Shares to another under the terms of the Prospectus.

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7.     If any of the Shares sold through you hereunder are redeemed by the Fund or repurchased by us as agent for the Fund within seven business days after confirmation of the original purchase, it is agreed that you shall forfeit your right to the entire dealer concession received by you on such Shares. We will notify you of any such repurchase or redemption within ten business days from the date thereof and you shall forthwith refund to us the entire amount of all concessions or payments received by you on such sale. We agree, in the event of any such repurchase or redemption, to refund to the Fund our share of the sales charge or fees retained by us, if any, and upon receipt from you of the refund of the concession allowed to you, to pay such refund forthwith to the Fund.

8.     No person is authorized to make any representations concerning the Shares except those contained in the Prospectus and in sales literature issued by us supplemental to the Prospectus. You will provide to each of your customers on their initial investment in Shares of the Fund with a Prospectus prior to or at the time such purchase. We will furnish additional copies of the Prospectus and any sales literature and other information issued by us or the Fund in reasonable quantities upon your request. If you wish to use your own advertising material, such as mailers, brochures, prospecting letter, etc., with respect to the availability of Shares of the Fund, all such advertising must be submitted to us for review and approval prior to use. You shall be responsible for filing and obtaining any approvals of such advertising as may be required by applicable law or regulation.

9.     In all sales of Shares to the public, you shall act as dealer for your own account, and in no transaction shall you have any authority to act as agent for the Fund, for us or for any other member of the selling group. You are responsible for your own conduct, for the employment, control and conduct of your employees and agents, for injury to such employees or agents or to others through such employees or agents, and for thorough and prior training of such employees or agents concerning the selling methods to be used in connection with the offer and sale of Shares, giving special emphasis to the principles of full and fair disclosure to prospective investors. In furtherance of such disclosure principles, you will be responsible for clearly advising your clients of relevant sales charges and redemption fees. You have an obligation to assist your clients in obtaining any reduced sales charge to which they are entitled. Please refer to the Prospectus to review (i) the schedule at which breakpoints apply and (ii) additional information regarding the Funds’ redemption fee policies. You assume full responsibility for your employees and agents under applicable laws and agree to pay all employer taxes relating thereto.

10.      This Agreement is conditioned upon your representation and warranty that you (i) are a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and are registered as a broker-dealer under the Securities Exchange Act of 1934 or in the alternative, that you are a foreign broker-dealer not eligible for membership in the FINRA; (ii) are qualified to act as a broker-dealer in each jurisdiction in which you will offer Shares; and (iii) will maintain such registrations, qualifications and memberships throughout the term of this Agreement. You shall comply with all applicable federal laws, the laws of each jurisdiction in which you will offer Shares and the rules and regulations of the FINRA and any self-regulatory organization to which you, the Fund or we are subject. You will provide immediate notice to us if you become the subject of any order of expulsion or suspension. Expulsion from the FINRA will automatically terminate this Agreement. You shall not be entitled to any compensation during any period in which you have been suspended or for any period following your expulsion from membership in the FINRA. You further agree that you will not make available Shares in any state or other jurisdiction in which such Shares may not be lawfully offered for sale. You shall promptly answer all written complaints received by you relating to Fund accounts and forward copies of such complaints and your responses to FEF Distributors, LLC, 1345 Avenue of the Americas, New York, NY 10105. (Because foreign broker-dealers may be asked to make additional representations or provide additional information, foreign broker-dealers must contact the Distributor at this address before executing this Agreement.)

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11.     You represent and warrant that you and your affiliates have adopted policies and procedures reasonably designed to detect and prevent money laundering activities in compliance with applicable laws, regulations and regulatory interpretations, including policies and procedures implementing applicable sections of the USA PATRIOT Act and of regulations promulgated thereunder (“Anti-Money Laundering Program,” “AML”). You represent that you have implemented such policies and procedures, including relevant customer identification procedures. You undertake that you shall (a) conduct your operations in accordance with applicable laws, regulations and regulatory interpretations; (b) provide that all customers that you introduce to us have been subjected to and will continue to be subjected to such AML Program; (c) in the event of requests by appropriate regulatory authorities, provide access to requested information relating to your anti-money laundering compliance to us and, if appropriate, the Fund; (c) upon reasonable request, provide a summary of your AML program to us and, if appropriate, the Fund; (d) upon reasonable request, certify, in writing that you are in compliance with applicable anti-money-laundering laws, rules, regulations and regulatory interpretations with respect to the services provided under this Agreement.

12.     In accordance with Rule 22c-2 under the Investment Company Act of 1940, you agree that:

a.     You must maintain and make available to us or the Fund upon our or the Fund’s reasonable request at any time the following account information: the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by you during the period covered by the request. Requests made under this Section 12(a) must set forth a specific period, not to exceed 30 days from the date of the request, for which transaction information is sought. We or the Fund may request transaction information older than 90 days from the date of the request as we or they deem necessary to investigate compliance with policies established by us or the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

b.     You will provide all requested transactional information to us promptly, but in any event not later than 5 business days, after receipt of the request. If the requested information is not on your books and records, you agree to: (i) provide or arrange to provide to us or the Fund the requested information from Shareholders who hold an account with an “indirect intermediary,” or (ii) if directed by us or the Fund, block further purchases of Shares from such indirect intermediary. In such instance, you agree to inform us or the Fund whether you plan to perform (i) or (ii). To the extent practicable, the format for any transaction information provided to us should be consistent with the NSCC Standardized Data Reporting Format.

c.     You will execute written instructions from us or the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by us or the Fund as having engaged in transactions of the Fund’s Shares that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. This is provided that such instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

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d.     You will execute instructions as described in Section 12(c) of this Agreement as soon as reasonably practicable, but not later than 5 business days after your receipt of our or the Fund’s instructions.

e.     You will provide written confirmation to us or, as directed, the Fund that the instructions as described in Section 12(c) of this Agreement have been executed. You will provide this confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

For purposes of this Section 12 only, the term “Fund” includes the Fund’s transfer agent, the term “Shares” is limited to shares held in an account maintained by you, the terms “written” and “in writing” include electronic writings and facsimile transmissions and the term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by you in nominee name, provided, however, that, first, if your relevant relationship to such a person is primarily that of a retirement plan recordkeeper, the term “Shareholder” means a plan participant notwithstanding that the plan may be deemed to be the beneficial owner of Shares, and, second, if your relevant relationship to such a person is primarily that of an insurance company issuer of a variable annuity or variable life insurance contract, the term “Shareholder” means a holder of interests in such a contract.

13.     We agree not to use information received from you in keeping with Section 12(a) of this Agreement for marketing or any other similar purpose without your prior written consent.

14.     As required by applicable provisions of the Gramm-Leach-Bliley Act, and at all times in accord with the Fund’s privacy policy described in its Prospectus, we agree to provide appropriate protections for personal financial information of persons invested in the Fund.

15.

a.     You agree to indemnify, defend and hold us and our directors and officers and the Fund and its trustees and officers and any person who controls us and/or the Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims and any counsel fees incurred or in connection therewith) which we or our directors and officers, or the Fund and its trustees and officers, and any such controlling person, as aforesaid, may incur arising out of or based upon (i) any breach of any representation, warranty or covenant made by you herein, (ii) any failure by you to perform your obligations as set forth herein, (iii) your action or inaction relating to any duties, functions, procedures or responsibilities undertaken by you pursuant to your use of the Transfer Agent or the NSCC, including that which may arise out of the malfunction of your programs, systems and equipment, or (iv) any violation by you of any law, rule or regulation, which violation may result in liability to us or to the Fund. In the event that we or the Fund determine to refund any amounts paid by an investor by reason of your breach, failure or violation, you shall return to us or the Fund any fees previously paid to you by us with respect to the transaction for which the refund is being made. This section shall survive termination of this Agreement.

b.     We agree to indemnify, defend and hold you and your directors and officers and any person who controls you within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims and any counsel fees incurred or in connection therewith) which you or your directors and officers, and any such controlling person, as aforesaid, may incur arising out of or based upon (i) any breach of any representation, warranty or covenant made by us herein, (ii)

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any failure by us to perform our obligations as set forth herein, or (iii) any violation by us of any law, rule or regulation, which violation may result in liability to you. This section shall survive termination of this Agreement.

c.      Neither party, without prior written consent, shall settle a claim if such settlement were to negatively impact the rights and obligations of the other party. Prompt written consent will not be unreasonably withheld.

d.     The provisions of this Section 15 shall survive termination of this Agreement.

16.      This Agreement shall become effective when accepted by you below. We and the Fund reserve the right, in our discretion upon notice to you, to amend, modify or terminate this Agreement at any time or to suspend sales or withdraw the offering of Shares entirely or to change the fees payable hereunder. You may, upon notice to us, terminate this Agreement at any time. Orders received following notice to you of any amendment or modification to this Agreement shall be deemed to be a confirmation of your acceptance of such amendment or modification.

17.     This Agreement is not assignable or transferable, except that we may assign or transfer this Agreement to any successor which becomes general distributor to the Fund.

18.     This Agreement shall be construed under the laws of the State of New York. This agreement is subject to the Prospectus from time to time in effect, and, in the event of a conflict, the terms of the Prospectus shall control. Any changes, modifications or additions reflected in any Prospectus shall be effective on the date of the Prospectus (or supplement thereto) unless specified otherwise.

19.     All communications to us should be sent to: FEF Distributors, LLC, 1345 Avenue of the Americas, New York, NY 10105, Attn: Operations. Any notice to you shall be duly given if mailed or telefaxed to you at the address specified by you below.

20. If any provision of this Agreement is held invalid or unenforceable, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

21. This Agreement may be executed by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

Please confirm your acceptance of this Agreement by executing both copies of this Agreement and returning one of the originals to us for our files.

[Signature page follows]

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FEF Distributors, LLC (Distributor)

By:

Name and Title:

SELLING GROUP MEMBER:

Accepted and Dated:

Name of Firm

By:

Name and Title:

(Address)

(City)	(State)	(Zip Code)

Telephone No. ( )	Fax No.( )

(Form: 2.18.00)

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Exhibit A

Effective _________ ___, 2014

First Eagle Funds

Selling Group Agreement

This Exhibit A to the Selling Group Agreement between you as a Selling Group Member and FEF Distributors, LLC, is applicable to Shares of:

First Eagle Funds, a Delaware statutory trust, and its Series:

First Eagle Global Fund - Classes A, C & I

First Eagle Overseas Fund - Classes A, C & I

First Eagle Gold Fund – Classes A, C & I

First Eagle U.S. Value Fund – Classes A, C & I

First Eagle Global Income Builder Fund – Classes A, C & I

First Eagle High Yield Fund – Classes A, C & I

First Eagle Absolute Return Fund – Classes A, C & I

First Eagle Fund of America – Classes A, C, Y & I

For First Eagle Global Fund - Class A, First Eagle Overseas Fund - Class A, First Eagle Gold Fund – Class A, First Eagle U.S. Value Fund – Class A, First Eagle Global Income Builder Fund – Class A, First Eagle Absolute Return Fund – Class A and First Eagle Fund of America – Class A the public offering price per share is the net asset value per share plus the share charge as described below:

Amount Invested	Sales Charge as Percent of Public Offering Price	Sales Charge as Percent of the Amount Invested	Dealer Discount as Percent of Offering Price

Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above	0.00%	0.00%	0.00%

For First Eagle High Yield Fund – Class A the public offering price per share is the net asset value per share plus the share charge as described below:

Amount Invested	Sales Charge as Percent of Offering Price	Sales Charge as Percent of Net Amount Invested	Dealer Allowance as Percent of Offering Price

Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
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$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

For First Eagle Global Fund – Class C, First Eagle Overseas Fund – Class C, First Eagle U.S. Value Fund – Class C, First Eagle Gold Fund – Class C, First Eagle Global Income Builder Fund – Class C, First Eagle High Yield Fund – Class C, First Eagle Absolute Return Fund – Class C and First Eagle Fund of America – Class C, the public offering price per share is the net asset value per share. Class C shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Absolute Return Fund and First Eagle Fund of America redeemed within the first year of purchase are subject to a contingent deferred sales charge, which is paid to the Distributor.

For certain services you provide, you may also receive an annual 0.25% Rule 12b-1 fee in connection with First Eagle Global Fund – Class A, First Eagle Overseas Fund – Class A, First Eagle Gold Fund – Class A, First Eagle U.S. Value Fund – Class A, First Eagle Global Income Builder Fund – Class A, First Eagle High Yield Fund – Class A, First Eagle Absolute Return Fund – Class A and First Eagle Fund of America – Class A. For certain services you provide, you may also receive an annual 0.25% service fee and an annual 0.75% Rule 12b-1 fee in connection with First Eagle Global Fund – Class C, First Eagle Overseas Fund – Class C, First Eagle U.S. Value Fund – Class C, First Eagle Gold Fund – Class C, First Eagle Global Income Builder Fund – Class C, First Eagle High Yield Fund – Class C, First Eagle Absolute Return Fund – Class C and First Eagle Fund of America – Class C.

For First Eagle Global Fund - Class I, First Eagle Overseas Fund - Class I, First Eagle U.S. Value Fund – Class I First Eagle Gold Fund – Class I, First Eagle Global Income Builder Fund – Class I, First Eagle High Yield Fund – Class I, First Eagle Absolute Return Fund – Class I and First Eagle Fund of America – Class I the public offering price per share is the net asset value per share.

For First Eagle Fund of America - Class Y, the public offering price per share is the net asset value per share. You may also receive an annual 0.25% Rule 12b-1 fee in connection with First Eagle Fund of America - Class Y.

Thank you for your support.

FEF Distributors, LLC

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FEF DISTRIBUTORS, LLC

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(212) 698-3000

FIRST EAGLE FUNDS

SELLING GROUP AGREEMENT

FEF Distributors, LLC, as Distributor and principal underwriter of the Shares of beneficial interest of First Eagle Funds, a Delaware statutory trust (the “Trust”), as set forth in Exhibit A hereto, hereby enters into this Agreement with you, ______________________, (the “Firm”).

1.     Orders received from you will be accepted only at the public offering price per share applicable to each order, as described in the then current Prospectuses and Statement of Additional Information of the Fund (the “Prospectus”). Acceptance of orders shall be subject to all provisions of the Prospectus, including the applicable minimum and the Fund’s right to decline to accept any order, and to the terms and conditions set forth herein. No conditional orders will be accepted. As Distributor of the Shares, we shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the distribution of such Shares. The procedures relating to the handling of orders shall be subject to instructions that we shall forward to you from time to time.

2.     Each series of the Fund currently issues multiple classes of Shares as reflected in the Prospectus. In the future, the Fund may create additional series and classes of Shares. The Prospectus will be revised to reflect the creation of any such additional series and classes of Shares. This Agreement is applicable to the distribution of any and all Shares, whether of a series or class currently issued or issued in the future. The creation of any series or class of Shares of the Fund in the future will not affect the terms of this Agreement with respect to any existing series or class of Shares, and will not constitute an amendment or modification to this Agreement. The sales charges and dealer concessions applicable to sales of Shares by you which are accepted by us shall be as set forth in the Prospectus. For the payment of asset-based sales charges and service fees, as set forth in the Prospectus and/or in accordance with any distribution plan or plans adopted for the Fund by its Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with respect to any class of Shares of any series, you will assist us in providing services to your customers who may, from time to time, directly or beneficially own Shares, including, but not limited to, distributing (or causing to be distributed) prospectuses, sales literature, advertising and promotional material, answering routine customer inquiries regarding the Fund, assisting customers in effecting administrative changes, such as, changing dividend options, account designations and addresses, assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions, investing dividends and distributions automatically in Shares and providing such other information and services as the Fund or customer may reasonably request. (Not all parties will receive these asset-based sales charges and service fees, as in some cases your individual arrangement with us may not provide for such payments.)

3.     All fees, concessions or commissions payable to you shall be in accordance with the then current Prospectus. You understand that all fees and concessions relating to the Shares, including any Rule 12b-1 fees applicable to any series or class of Shares, shall be payable to you only if and to the extent that such fees, concessions, or commissions are actually received by us from the Fund. Any sales commission due upon a sale of Shares, as set forth in the Prospectus, shall be payable only upon the Fund’s receipt of the full public offering price of Shares in New York clearing house funds, and we shall have no obligation to make any disbursement thereof to you until after receipt of New York clearing house funds by or for the Fund. We reserve the right at any time without notice to modify, suspend or terminate such payments hereunder. All such payments shall be subject to our continued authority to distribute the Shares and the Fund’s authority to terminate or modify its Agreements with us.

4.     You shall have the option of placing orders for Shares through the Transfer Agent as set forth the Prospectus or the National Securities Clearing Corporation (“NSCC”). Payment for Shares shall be made to the Transfer Agent on or before the settlement date specified in the applicable confirmation, and payment shall be in New York clearing house funds. If such payment is not received or payment is not valid, we reserve the right, without notice, forthwith to cancel the sale or, at our option, to resell the Shares on your behalf to the Fund at the prevailing repurchase price. In this event or in the event you cancel the trade for any reason, you agree to be responsible for any loss, expense, liability or damage resulting to the Fund or us or our designated agent from your failure to make payment as aforesaid. You shall not be entitled to any benefit, whether by offset or otherwise, resulting from any increase in the asset value of Shares, payment for which has not been received by us.

5.     By accepting this Agreement you agree that:

a.     You will order Shares only from us and our designated agents. All such purchases shall be made only to cover purchase orders already received from your customers or for your own bona fide investment.

b.     You will not delay in placing orders received from your customers so as to profit yourself as a result of such delay, you will place orders for purchases and redemptions promptly upon receipt from your customers, and you will comply with our policy regarding late trading, as the same is set out in the Prospectus (and may be changed from time to time to comply with applicable law or otherwise). You must maintain appropriate documentation as to the timing of order instructions and make the same available to us upon our reasonable request at any time within six years following the date of such order.

c.     You will not purchase Shares from your customers at a price lower than the bid price then quoted by or for the Fund. You may, however, sell Shares for the account of your customer or to us as agent for the Fund, at the bid price currently quoted by or for the Fund and charge your customer a fair commission for handling the transaction.

d.     Applicable selling commissions and concessions are based on the amount of the sale, as set forth in the Prospectus of the Fund as amended periodically. All commissions and concessions are subject to change without notice by us and will comply with any changes in regulatory requirements. You agree that you will not combine customer orders to reach breakpoints in commissions for any purposes whatsoever unless authorized by the Prospectus.

6.     By opening an omnibus account for any series or class of Shares of the Fund, you thereby represent, warrant and covenant that you will accurately perform the necessary sub-accounting functions, including properly computing and remitting applicable contingent deferred sales charges and any conversions or exchanges of a series or class of Shares to another under the terms of the Prospectus.

7.     If any of the Shares sold through you hereunder are redeemed by the Fund or repurchased by us as agent for the Fund within seven business days after confirmation of the original purchase, it is agreed that you shall forfeit your right to the entire dealer concession received by you on such Shares. We will notify you of any such repurchase or redemption within ten business days from the date thereof and you shall forthwith refund to us the entire amount of all concessions or payments received by you on such sale. We agree, in the event of any such repurchase or redemption, to refund to the Fund our share of the sales charge or fees retained by us, if any, and upon receipt from you of the refund of the concession allowed to you, to pay such refund forthwith to the Fund.

8.     No person is authorized to make any representations concerning the Shares except those contained in the Prospectus and in sales literature issued by us supplemental to the Prospectus. You will provide to each of your customers on their initial investment in Shares of the Fund with a Prospectus prior to or at the time such purchase. We will furnish additional copies of the Prospectus and any sales literature and other information issued by us or the Fund in reasonable quantities upon your request. If you wish to use your own advertising material, such as mailers, brochures, prospecting letter, etc., with respect to the availability of Shares of the Fund, all such advertising must be submitted to us for review and approval prior to use. You shall be responsible for filing and obtaining any approvals of such advertising as may be required by applicable law or regulation.

9.     In all sales of Shares to the public, you shall act as dealer for your own account, and in no transaction shall you have any authority to act as agent for the Fund, for us or for any other member of the selling group. You are responsible for your own conduct, for the employment, control and conduct of your employees and agents, for injury to such employees or agents or to others through such employees or agents, and for thorough and prior training of such employees or agents concerning the selling methods to be used in connection with the offer and sale of Shares, giving special emphasis to the principles of full and fair disclosure to prospective investors. In furtherance of such disclosure principles, you will be responsible for clearly advising your clients of relevant sales charges and redemption fees. You have an obligation to assist your clients in obtaining any reduced sales charge to which they are entitled. Please refer to the Prospectus to review (i) the schedule at which breakpoints apply and (ii) additional information regarding the Funds’ redemption fee policies. You assume full responsibility for your employees and agents under applicable laws and agree to pay all employer taxes relating thereto.

10.     This Agreement is conditioned upon your representation and warranty that you (i) are registered as a broker-dealer under the Securities Exchange Act of 1934 or (ii) are not required to be registered as a broker-dealer under the Securities Exchange Act of 1934 and (iii) will maintain any such registrations, qualifications and memberships throughout the term of this

Agreement. You shall comply with all applicable federal laws and the laws of each jurisdiction in which you will offer Shares. You will provide immediate notice to us if you are no longer able to offer the Shares under applicable laws and regulations. You further agree that you will not make available Shares in any state or other jurisdiction in which such Shares may not be lawfully offered for sale. You shall promptly answer all written complaints received by you relating to Fund accounts and forward copies of such complaints and your responses to FEF Distributors, LLC, 1345 Avenue of the Americas, New York, NY 10105, Attn.: Operations. (Because foreign broker-dealers may be asked to make additional representations or provide additional information, foreign broker-dealers must contact the Distributor at this address before executing this Agreement.)

11.     You represent and warrant that you and your affiliates have adopted policies and procedures reasonably designed to detect and prevent money laundering activities in compliance with applicable laws, regulations and regulatory interpretations, including policies and procedures implementing applicable sections of the USA PATRIOT Act and of regulations promulgated thereunder (“Anti-Money Laundering Program,” “AML”). You represent that you have implemented such policies and procedures, including relevant customer identification procedures. You undertake that you shall (a) conduct your operations in accordance with applicable laws, regulations and regulatory interpretations; (b) provide that all customers that you introduce to us have been subjected to and will continue to be subjected to such AML Program; (c) in the event of requests by appropriate regulatory authorities, provide access to requested information relating to your anti-money laundering compliance to us and, if appropriate, the Fund; (c) upon reasonable request, provide a summary of your AML program to us and, if appropriate, the Fund; (d) upon reasonable request, certify, in writing that you are in compliance with applicable anti-money-laundering laws, rules, regulations and regulatory interpretations with respect to the services provided under this Agreement.

12.     In accordance with Rule 22c-2 under the Investment Company Act of 1940, you agree that:

a.     You must maintain and make available to us or the Fund upon our or the Fund’s reasonable request at any time the following account information: the taxpayer identification number (“TIN”), if known, of any or all Shareholder(s) of the account and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholder(s) or account (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by you during the period covered by the request. Requests made under this Section 12(a) must set forth a specific period, not to exceed 30 days from the date of the request, for which transaction information is sought. We or the Fund may request transaction information older than 90 days from the date of the request as we or they deem necessary to investigate compliance with policies established by us or the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

b.     You will provide all requested transactional information to us promptly, but in any event not later than 5 business days, after receipt of the request. If the requested information is not on your books and records, you agree to: (i) provide or arrange to provide to us or the Fund the requested information from Shareholders who hold an account with an “indirect intermediary,” or (ii) if directed by us or the Fund, block further purchases of Shares from such indirect intermediary. In such instance, you agree to inform us or the Fund whether you plan to perform (i) or (ii). To the extent practicable, the format for any transaction information provided to us should be consistent with the NSCC Standardized Data Reporting Format.

c.     You will execute written instructions from us or the Fund to restrict or prohibit further purchases or exchanges of Shares by a Shareholder that has been identified by us or the Fund as having engaged in transactions of the Fund’s Shares that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. This is provided that such instructions must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

d.     You will execute instructions as described in Section 12(c) of this Agreement as soon as reasonably practicable, but not later than 5 business days after your receipt of our or the Fund’s instructions.

e.     You will provide written confirmation to us or, as directed, the Fund that the instructions as described in Section 12(c) of this Agreement have been executed. You will provide this confirmation as soon as reasonably practicable, but not later than 10 business days after the instructions have been executed.

For purposes of this Section 12 only, the term “Fund” includes the Fund’s transfer agent, the term “Shares” is limited to shares held in an account maintained by you, the terms “written” and “in writing” include electronic writings and facsimile transmissions and the term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by you in nominee name, provided, however, that, first, if your relevant relationship to such a person is primarily that of a retirement plan recordkeeper, the term “Shareholder” means a plan participant notwithstanding that the plan may be deemed to be the beneficial owner of Shares, and, second, if your relevant relationship to such a person is primarily that of an insurance company issuer of a variable annuity or variable life insurance contract, the term “Shareholder” means a holder of interests in such a contract.

13.     We agree not to use information received from you in keeping with Section 12(a) of this Agreement for marketing or any other similar purpose without your prior written consent.

14.     As required by applicable provisions of the Gramm-Leach-Bliley Act, and at all times in accord with the Fund’s privacy policy described in its Prospectus, we agree to provide appropriate protections for personal financial information of persons invested in the Fund.

15.     You agree to indemnify, defend and hold us and our directors and officers and the Fund and its trustees and officers and any person who controls us and/or the Fund within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims and any counsel fees incurred or in connection therewith) which we or our directors and officers, or the Fund and its trustees and officers, and any such controlling person, as aforesaid, may incur arising out of or based upon (i) any breach of any representation, warranty or covenant made by you herein, (ii) any failure by you to perform your obligations as set forth herein, (iii) your action or inaction relating to any duties, functions, procedures or responsibilities undertaken by you pursuant to your use of the Transfer Agent or the NSCC, including that which may arise out of the malfunction of your programs, systems and equipment, or (iv) any violation by you of any law, rule or regulation, which violation may result in liability to us or to the Fund. In the event that we or the Fund determine to refund any amounts paid by an investor by reason of your breach, failure or violation, you shall return to us or the Fund any fees previously paid to you by us with respect to the transaction for which the refund is being made. This section shall survive termination of this Agreement.

16.     We agree to indemnify, defend and hold you and your directors and officers and any person who controls you within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims and any counsel fees incurred or in connection therewith) which you or your directors and officers, and any such controlling person, as aforesaid, may incur arising out of or based upon (i) any breach of any representation, warranty or covenant made by us herein, (ii) any failure by us to perform our obligations as set forth herein, or (iii) any violation by us of any law, rule or regulation, which violation may result in liability to you. This section shall survive termination of this Agreement.

17.      This Agreement shall become effective when accepted by you below. We and the Fund reserve the right, in our discretion upon notice to you, to amend, modify or terminate this Agreement at any time or to suspend sales or withdraw the offering of Shares entirely or to change the fees payable hereunder. You may, upon notice to us, terminate this Agreement at any time. Orders received following notice to you of any amendment or modification to this Agreement shall be deemed to be a confirmation of your acceptance of such amendment or modification.

18.     This Agreement is not assignable or transferable, except that we may assign or transfer this Agreement to any successor which becomes general distributor to the Fund.

19.     This Agreement shall be construed under the laws of the State of New York. This agreement is subject to the Prospectus from time to time in effect, and, in the event of a conflict, the terms of the Prospectus shall control. Any changes, modifications or additions reflected in any Prospectus shall be effective on the date of the Prospectus (or supplement thereto) unless specified otherwise.

20.     All communications to us should be sent to: FEF Distributors, LLC, 1345 Avenue of the Americas, New York, NY 10105, Attn: Operations. Any notice to you shall be duly given if mailed or telefaxed to you at the address specified by you below.

21.     If any provision of this Agreement is held invalid or unenforceable, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

22.     This Agreement may be executed by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

Please confirm your acceptance of this Agreement by executing both copies of this Agreement and returning one of the originals to us for our files.

FEF DISTRIBUTORS, LLC (Distributor)

By:

Name and Title:

FIRM:
Accepted and Dated:

Name of Firm

Address

City	State	Zip Code

Telephone No. ( )	Fax No.( )

By:
Name and Title:

Exhibit A

Effective _________ ___, 2014

First Eagle Funds

Selling Group Agreement

This Exhibit A to the Selling Group Agreement between you as a Selling Group Member and FEF Distributors, LLC, is applicable to Shares of:

First Eagle Funds, a Delaware statutory trust, and its Series:

First Eagle Global Fund - Classes A, C & I

First Eagle Overseas Fund - Classes A, C & I

First Eagle Gold Fund – Classes A, C & I

First Eagle U.S. Value Fund – Classes A, C & I

First Eagle Global Income Builder Fund – Classes A, C & I

First Eagle High Yield Fund – Classes A, C & I

First Eagle Absolute Return Fund – Classes A, C & I

First Eagle Fund of America – Classes A, C, Y & I

For First Eagle Global Fund - Class A, First Eagle Overseas Fund - Class A, First Eagle Gold Fund – Class A, First Eagle U.S. Value Fund – Class A, First Eagle Global Income Builder Fund – Class A, First Eagle Absolute Return Fund – Class A and First Eagle Fund of America – Class A the public offering price per share is the net asset value per share plus the share charge as described below:

Amount Invested	Sales Charge as Percent of Public Offering Price	Sales Charge as Percent of the Amount Invested	Dealer Discount as Percent of Offering Price
Less than $25,000	5.00%	5.26%	4.50%
$25,000 but less than $50,000	4.50%	4.71%	4.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above	0.00%	0.00%	0.00%

For First Eagle High Yield Fund – Class A the public offering price per share is the net asset value per share plus the share charge as described below:

Amount Invested	Sales Charge as Percent of Public Offering Price	Sales Charge as Percent of the Amount Invested	Dealer Allowance as Percent of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

For First Eagle Global Fund – Class C, First Eagle Overseas Fund – Class C, First Eagle U.S. Value Fund – Class C, First Eagle Gold Fund – Class C, First Eagle Global Income Builder Fund – Class C, First Eagle High Yield Fund – Class C, First Eagle Absolute Return Fund – Class C and First Eagle Fund of America – Class C, the public offering price per share is the net asset value per share. Class C shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, First Eagle Absolute Return Fund and First Eagle Fund of America redeemed within the first year of purchase are subject to a contingent deferred sales charge, which is paid to the Distributor.

For certain services you provide, you may also receive an annual 0.25% Rule 12b-1 fee in connection with First Eagle Global Fund – Class A, First Eagle Overseas Fund – Class A, First Eagle Gold Fund – Class A, First Eagle U.S. Value Fund – Class A, First Eagle Global Income Builder Fund – Class A, First Eagle High Yield Fund – Class A, First Eagle Absolute Return Fund – Class A and First Eagle Fund of America – Class A. For certain services you provide, you may also receive an annual 0.25% service fee and an annual 0.75% Rule 12b-1 fee in connection with First Eagle Global Fund – Class C, First Eagle Overseas Fund – Class C, First Eagle U.S. Value Fund – Class C, First Eagle Gold Fund – Class C, First Eagle Global Income Builder Fund – Class C, First Eagle High Yield Fund – Class C, First Eagle Absolute Return Fund – Class C and First Eagle Fund of America – Class C.

For First Eagle Global Fund - Class I, First Eagle Overseas Fund - Class I, First Eagle U.S. Value Fund – Class I First Eagle Gold Fund – Class I, First Eagle Global Income Builder Fund – Class I, First Eagle High Yield Fund – Class I, First Eagle Absolute Return Fund – Class I and First Eagle Fund of America – Class I the public offering price per share is the net asset value per share.

For First Eagle Fund of America - Class Y, the public offering price per share is the net asset value per share. You may also receive an annual 0.25% Rule 12b-1 fee in connection with First Eagle Fund of America - Class Y.

Thank you for your support.

FEF Distributors, LLC